Exhibit 4.1

MARSH & McLENNAN COMPANIES, INC.,

Issuer,

and

The Bank of New York Mellon,

Trustee

TWELFTH SUPPLEMENTAL INDENTURE

Dated as of March 21, 2019

€550,000,000 aggregate principal amount of 1.349% Senior Notes due 2026

€550,000,000 aggregate principal amount of 1.979% Senior Notes due 2030

TWELFTH SUPPLEMENTAL INDENTURE, dated as of March 21, 2019 between MARSH & McLENNAN COMPANIES, INC., a Delaware corporation (the “Issuer”), and THE BANK OF NEW YORK MELLON, a New York banking corporation, as Trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuer and the Trustee executed and delivered an Indenture, dated as of July 15, 2011 (the “Base Indenture” and, as supplemented hereby, the “Indenture”), to provide for the issuance by the Issuer from time to time of senior debt securities evidencing its unsecured indebtedness, to be issued in one or more series as provided in the Indenture;

WHEREAS, this Indenture will be subject to the Paying Agency Agreement dated as of March 21, 2019 among the Issuer and The Bank of New York Mellon, London Branch, as Paying Agent (the “Paying Agent”) or any successor paying agent that may be appointed with respect to the applicable series of Notes in accordance with Section 4.03 of the Base Indenture;

WHEREAS, pursuant to a Board Resolution, the Issuer has authorized the issuance of a series of securities evidencing its senior indebtedness, consisting initially of €550,000,000 aggregate principal amount of 1.349% Senior Notes due 2026 (the “2026 Original Notes” and, together with all the Additional 2026 Notes (as defined herein), if any, hereinafter referred to, the “2026 Notes”);

WHEREAS, pursuant to a Board Resolution, the Issuer has authorized the issuance of a series of securities evidencing its senior indebtedness, consisting initially of €550,000,000 aggregate principal amount of 1.979% Senior Notes due 2030 (the “2030 Original Notes” and, together with all the Additional 2030 Notes (as defined herein), if any, hereinafter referred to, the “2030 Notes”). The 2026 Notes and the 2030 Notes are hereinafter referred to as the “Notes”. The 2026 Original Notes and the 2030 Original Notes are hereinafter referred to as the “Original Notes”;

WHEREAS, the entry into this Twelfth Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture;

WHEREAS, the Issuer desires to establish the respective terms of the Notes of each series in accordance with Section 2.01 of the Indenture and to establish the respective forms of the Notes of each series in accordance with Section 2.02 of the Indenture; and

WHEREAS, all acts and requirements necessary to make this Twelfth Supplemental Indenture a valid and legally binding indenture and agreement according to its terms have been done.

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NOW, THEREFORE, for and in consideration of the premises, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Notes as follows:

ARTICLE 1

Section 1.01. Terms of Notes. The following terms relating to the Notes are hereby established:

(a) The 2026 Notes shall constitute a series of securities having the title “1.349% Senior Notes due 2026”. The 2030 Notes shall constitute a series of securities having the title “1.979% Senior Notes due 2030”.

(b) The aggregate principal amount of the 2026 Original Notes that may be authenticated and delivered under the Indenture (except for 2026 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2026 Notes pursuant to Sections 2.05, 2.06, 2.07 or 9.04 of the Base Indenture) shall be up to €550,000,000. The aggregate principal amount of the 2030 Original Notes that may be authenticated and delivered under the Indenture (except for 2030 Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other 2030 Notes pursuant to Sections 2.05, 2.06, 2.07 or 9.04 of the Base Indenture) shall be up to €550,000,000.

(c) The entire outstanding principal of the 2026 Notes shall be payable on September 21, 2026 plus any unpaid interest accrued to such date. The entire outstanding principal of the 2030 Notes shall be payable on March 21, 2030 plus any unpaid interest accrued to such date.

(d) (i) The rate at which the 2026 Notes shall bear interest shall be 1.349% per annum; the date from which interest shall accrue on the 2026 Notes shall be March 21, 2019 or from the most recent Interest Payment Date to which interest has been paid; the Interest Payment Date for the 2026 Notes on which interest will be payable shall be September 21 in each year, beginning September 21, 2019; the regular record date for the interest payable on the 2026 Notes on any Interest Payment Date shall be the September 6 immediately preceding the applicable Interest Payment Date; and the basis upon which interest on the 2026 Notes shall be calculated shall be that of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2026 Notes (or March 21, 2019, if no interest has been paid on the 2026 Notes), to, but excluding, the next scheduled Interest Payment Date. This payment convention is referred to as Actual/Actual (ICMA) as defined in the rulebook of the International Capital Market Association.

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(ii) The rate at which the 2030 Notes shall bear interest shall be 1.979% per annum; the date from which interest shall accrue on the 2030 Notes shall be March 21, 2019 or from the most recent Interest Payment Date to which interest has been paid; the Interest Payment Date for the 2030 Notes on which interest will be payable shall be March 21 in each year, beginning March 21, 2020; the regular record date for the interest payable on the 2030 Notes on any Interest Payment Date shall be the March 6 immediately preceding the applicable Interest Payment Date; and the basis upon which interest on the 2030 Notes shall be calculated shall be that of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2030 Notes (or March 21, 2019, if no interest has been paid on the 2030 Notes), to, but excluding, the next scheduled Interest Payment Date.

(e) The Notes of either series may be redeemed in whole at any time or in part from time to time, at the option of the Issuer. The redemption price (the “Redemption Price”) of each such series of Notes to be redeemed shall be calculated as follows, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to but excluding the redemption date:

(i) If the redemption date is prior to the Applicable Par Call Date (as defined below) for such series of Notes, the Notes to be redeemed may be redeemed by the Issuer at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Notes to be redeemed and (B) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed that would be due if such series of Notes matured on the Applicable Par Call Date (exclusive of interest accrued to the date of redemption), discounted to the redemption date on an annual basis (Actual/Actual (ICMA)) at the Comparable Government Bond Rate (as defined below) plus the Applicable Spread (as defined below) for such series of Notes.

(ii) If the redemption date is on or after the Applicable Par Call Date for such series of Notes, the Notes to be redeemed may be redeemed by the Issuer at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed.

(iii) Calculation of the Redemption Price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer shall designate.

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(iv) (A) In case the Issuer shall desire to exercise such right to redeem all or, as the case may be, a portion of any series of the Notes in accordance with Section 1.01(e)(i)-(ii) above, the Issuer shall, or shall cause the Trustee to, give notice of such redemption to holders of the Notes to be redeemed by transmitting a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption to such holders. Any notice that is delivered in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Note designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Note.

(B) Each such notice of redemption shall specify the series and amount of Notes to be redeemed, the date fixed for redemption, the applicable Redemption Price at which the Notes to be redeemed are to be redeemed and the place or places where payment will be made upon presentation and surrender of such Notes, and shall state that interest accrued to the date fixed for redemption will be paid as specified in said notice and, that from and after said date interest will cease to accrue; except that interest shall continue to accrue on any Note or portion thereof with respect to which the Issuer defaults in the payment of such Redemption Price and accrued interest. If less than all of the Notes of a series are to be redeemed, the notice to the holders of the Notes of that series to be redeemed in whole or in part shall specify the particular Notes to be redeemed. In case any Notes are to be redeemed in part only, the notice that relates to such Notes shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such security, a new Note of such series in principal amount equal to the unredeemed portion thereof will be issued.

(C) If the Trustee is to provide notice to the holders of the Notes in accordance with this Section 1.01(e)(iv), for a partial or full redemption, the Issuer shall give the Trustee at least 45 days’ notice in advance of the date fixed for redemption as to the aggregate principal amount of Notes of such series to be redeemed, and thereupon, in the case of a partial redemption, the Notes, or portions of the Notes, to be redeemed will be selected in accordance with the standard procedures of Clearstream (as defined below) or Euroclear (as defined below). If the Notes to be redeemed are not global notes then held by Clearstream or Euroclear, the Trustee will select the Notes to be redeemed by lot. Notwithstanding the foregoing, if less than all of a series of Notes are to be redeemed, no Notes of such series of a principal amount of €100,000 or less shall be redeemed in part.

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(D) The Issuer may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its President or any Vice President, instruct the Trustee or the Paying Agent to call all or any part of a series of Notes for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Issuer or its own name as the Trustee or the Paying Agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or the Paying Agent, the Issuer shall deliver or cause to be delivered to, or permit to remain with, the Trustee or the Paying Agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or the Paying Agent to give any notice that may be required under the provisions of this Section.

(E) Subject to Section 2.11 of the Base Indenture, the Issuer shall not be required (i) to issue, register the transfer of or exchange any Notes of the applicable series during a period beginning at the opening of business 15 days before the day of the delivery of a notice of redemption of the Notes of such series selected for redemption and ending at the close of business on the day of such delivery, or (ii) to register the transfer of or exchange any Notes of such series so selected for redemption in whole or in part, except the unredeemed portion of any such Notes being redeemed in part.

(F) If the giving of notice of redemption shall have been completed as above provided, the Notes or portions of the Notes to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable Redemption Price, and interest on such Notes shall cease to accrue on and after the date fixed for redemption, unless the Issuer shall default in the payment of such Redemption Price and accrued interest.

(f) (i) If (A) the Acquisition (as defined below) is not completed by the parties to the Cooperation Agreement (as defined below) on or prior to December 31, 2019, (B) the Cooperation Agreement is terminated or (C) the Issuer notifies the Trustee that it will not pursue the consummation of the Acquisition (each, a “Special Mandatory Redemption Event”), then the Issuer shall redeem all of the Notes on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to but not including the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

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(ii) Upon the occurrence of a Special Mandatory Redemption Event, promptly, but in no event more than five (5) Business Days (as defined below), following such Special Mandatory Redemption Event, the Issuer shall deliver notice to the Trustee of such special mandatory redemption and the date upon which the Notes will be redeemed, which shall be no later than the third (3rd) Business Day following the date of such notice (the “Special Mandatory Redemption Date”), together with a notice of Special Mandatory Redemption, which shall be delivered in the name and at the expense of the Issuer. The Trustee shall promptly mail or electronically deliver the Special Mandatory Redemption Notice (as defined below) according to the procedures of Clearstream and Euroclear, to each registered holder of Notes at such holder’s registered address.

(iii) If funds sufficient to pay the Special Mandatory Redemption Price of all of the Notes on the Special Mandatory Redemption Date are deposited with a Paying Agent or the Trustee on or before such Special Mandatory Redemption Date, then on and after such Special Mandatory Redemption Date, the Notes shall cease to bear interest and, other than the right to receive the Special Mandatory Redemption Price, all rights under the Notes shall terminate.

(iv) Notwithstanding anything to the contrary, the Cooperation Agreement may be amended and the form of the Acquisition may be modified at any time, in each case, without the consent of any holder of the Notes.

(g) The Issuer shall have the right to redeem the Notes of either series at any time in whole, but not in part, on at least 30 days, but no more than 60 days prior notice, at a redemption price equal to 100% of the principal amount of such series of Notes, together with accrued and unpaid interest, if any, to, but excluding, the redemption date if, as a result of any change in, or amendment to, the laws, regulations or rulings of the United States (or any political subdivision or taxing authority thereof or therein having power to tax), or any change in official position regarding the application or interpretation of those laws, regulations or rulings (including a holding by a court of competent jurisdiction), which change, amendment, application or interpretation is announced or becomes effective on or after March 14, 2019, the Issuer becomes or, based upon a written opinion of independent counsel selected by the Issuer, will become obligated to pay additional amounts as described in Section 1.01(h).

(h) (i) All payments of principal, interest, and premium, if any, in respect of the Notes will be made free and clear of, and without withholding or deduction for, any present or future taxes, assessments, duties or governmental charges of whatever nature imposed, levied or collected by the United States (or any political subdivision or taxing authority thereof or therein having power to tax), unless such withholding or deduction is required by law or the official interpretation or administration thereof.

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(ii) The Issuer will, subject to the exceptions and limitations set forth below, pay as additional interest in respect of the Notes such additional amounts as are necessary in order that the net payment by the Issuer of the principal of, premium, if any, and interest in respect of the Notes to a holder who is not a United States person (as defined below), after withholding or deduction for any present or future tax, assessment, duties or other governmental charge imposed by the United States (or any political subdivision or taxing authority thereof or therein having power to tax), will not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(A) to the extent any tax, assessment or other governmental charge would not have been imposed but for the holder (or the beneficial owner for whose benefit such holder holds such Note), or a fiduciary, settlor, beneficiary, member or shareholder of the holder or beneficial owner if the holder or beneficial owner is an estate, trust, partnership, corporation or other entity, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

a.	being or having been engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

b.

having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment in respect of the Notes or the enforcement of any rights hereunder), including being or having been a citizen or resident of the United States;

c.

being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for United States federal income tax purposes, a foreign tax-exempt organization, or a corporation that has accumulated earnings to avoid United States federal income tax;

d.

being or having been a “10-percent shareholder” of the Issuer as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision; or

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e.

being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, as described in section 881(c)(3)(A) of the Code or any successor provision;

(B) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership, limited liability company or other fiscally transparent entity, but only to the extent that a beneficial owner with respect to the holder, a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership, limited liability company or other fiscally transparent entity would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(C) to the extent any tax, assessment or other governmental charge would not have been imposed but for the failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from, or reduction in, such tax, assessment or other governmental charge;

(D) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Issuer or a paying agent from the payment;

(E) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

(F) to any estate, inheritance, gift, sales, transfer, wealth, capital gains or personal property tax or similar tax, assessment or other governmental charge, or excise tax imposed on the transfer of Notes;

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(G) to the extent any tax, assessment or other governmental charge would not have been imposed but for the presentation by the holder of any Note, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later except to the extent that the beneficiary or holder thereof would have been entitled to the payment of additional amounts had such Note been presented for payment on any day during such 30-day period;

(H) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner being a bank (i) purchasing the Notes in the ordinary course of its lending business or (ii) that is neither (A) buying the Notes for investment purposes only nor (B) buying the Notes for resale to a third party that either is not a bank or holding the Notes for investment purposes only;

(I) to any tax, assessment or other governmental charge imposed under sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to section 1471(b) of the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code, whether currently in effect or as published and amended from time to time;

(J) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later; or

(K) in the case of any combination of the above items described in Sections 1.01(h)(ii)(A) – (K).

(iii) The Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Notes. Except as specifically provided under this Section 1.01(h), the Issuer will not be required to make any payment for any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

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(i) As used herein:

“Acquisition” means the Issuer’s pending acquisition of Jardine Lloyd Thomson Group plc.

“Applicable Par Call Date” means, (i) with respect to the 2026 Notes, June 21, 2026 (three months prior to the stated maturity date of such Notes) and (ii) with respect to the 2030 Notes, December 21, 2029 (three months prior to the stated maturity date of such Notes).

“Applicable Spread” means, (i) with respect to the 2026 Notes, 25 basis points and (ii) with respect to the 2030 Notes, 30 basis points.

“Business Day” means any day that is not a Saturday, Sunday or other day on which banking institutions in New York City, London or another place of payment on the Notes are authorized or required by law to close and on which the Trans-European Automated Real-Time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, is open.

“Clearstream” means Clearstream Banking, société anonyme.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of the Independent Investment Banker, a German government bund whose maturity is closest to the Applicable Par Call Date, or if such Independent Investment Banker in its discretion determines that such similar bund is not in issue, such other German government bund as such Independent Investment Banker may, with the advice of three brokers of, and/or market makers in, German government bunds selected by the Issuer, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Notes to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by the Independent Investment Banker.

“Cooperation Agreement” means that certain Cooperation Agreement, dated as of September 18, 2018, by and among the Issuer, MMC Treasury Holdings (UK) Limited, a wholly-owned subsidiary of the Issuer, and Jardine Lloyd Thomson Group plc.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

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“Independent Investment Banker” means one of the Reference Bond Dealers appointed by the Issuer.

“Reference Bond Dealer” means (i) each of Goldman Sachs & Co. LLC, Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, HSBC Bank plc and Merrill Lynch International (or their respective affiliates that are Primary Bond Dealers), and their respective successors and (ii) any other broker of, and/or market maker in, German government bonds (a “Primary Bond Dealer”) selected by the Issuer.

“Special Mandatory Redemption Notice” means a notice to registered holders of the Notes that such Notes shall be redeemed and specifying the Special Mandatory Redemption Date and such other information as required, to the extent applicable, by the Base Indenture.

“United States” means the United States of America (including the states of the United States and the District of Columbia and any political subdivision thereof).

“United States person” means (i) any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person for United States federal income tax purposes), (iii) any estate the income of which is subject to United States federal income taxation regardless of its source or (iv) any trust if a United States court can exercise primary supervision over the administration of the trust and one or more United States persons can control all substantial trust decisions, or if a valid election is in place to treat the trust as a United States person.

(j) The Notes shall be issuable only in denominations equal to one hundred thousand euros (€100,000) and integral multiples of €1,000 in excess thereof.

(k) The Trustee shall also be the security registrar for the Notes. The Paying Agent shall serve as paying agent for the Notes.

(l) All payments of interest, premium, if any, and principal, including payments made upon any redemption or repurchase of the Notes, will be made in euro; provided that if the euro is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond the Issuer’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. dollars

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until the euro is again available to the Issuer or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the Board of Governors of the Federal Reserve System as of the close of business on the second Business Day prior to the relevant payment date or, if the Board of Governors of the Federal Reserve System has not announced a rate of conversion, on the basis of the most recent U.S. dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined by the Issuer in its sole discretion on the basis of the most recently available market exchange rate for the euro. Any payment in respect of the Notes so made in U.S. dollars will not constitute an Event of Default (as defined in the Indenture). Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

(m) The holders of the Notes shall have no special rights in addition to those provided in the Indenture upon the occurrence of any particular events.

(n) The Notes shall not be subordinated to any other debt of the Issuer, and shall constitute senior unsecured obligations of the Issuer.

(o) The Notes of each series shall be issued as a Global Security. The Notes are not convertible into shares of common stock or other securities of the Issuer. Each such Global Security will be deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear.

Section 1.02. Form of Note. The form of the 2026 Notes is attached hereto as Exhibit A. The form of the 2030 Notes is attached hereto as Exhibit B.

Section 1.03. Additional Notes. Subject to the terms and conditions contained herein, the Issuer may issue additional notes of any series (such additional notes of the series of 2026 Notes, the “Additional 2026 Notes” and of the series of 2030 Notes, the “Additional 2030 Notes”, and collectively, the “Additional Notes”) having the same ranking and the same interest rate, maturity and other terms as the Original Notes of such series (except as otherwise described in the form of the Notes of such series), without the consent of the holders of the Original Notes of such series then Outstanding. Any such Additional Notes of any series will be a part of the series having the same terms as the Original Notes of such series, provided that, if any additional notes subsequently issued are not fungible for U.S. federal income tax purposes with any notes previously issued and such additional notes shall trade under a separate CUSIP. The aggregate principal amount of the Additional Notes of any series, if any, shall be unlimited. The Original Notes and the Additional Notes, if any, of any series shall constitute one series for all purposes under this Twelfth Supplemental Indenture, including, without limitation, amendments, waivers and redemptions.

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Section 1.04 Amendment of Section 6.01(a)(i) of the Base Indenture. Solely for the purposes of each series the Notes, respectively, Section 6.01(a)(i) of the Base Indenture is hereby amended by replacing that section in its entirety with the following:

“the Company defaults in the payment of any installment of interest on the Notes (as defined in this Supplemental Indenture) of such series, as and when the same shall become due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of any indenture supplemental hereto, shall not constitute a default in the payment of interest for this purpose.”

ARTICLE 2

MISCELLANEOUS

Section 2.01. Definitions. Capitalized terms used but not defined in this Twelfth Supplemental Indenture shall have the meanings ascribed thereto in the Indenture.

Section 2.02. Confirmation of Indenture. The Indenture, as heretofore supplemented and amended and as further supplemented and amended by this Twelfth Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture, this Twelfth Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

Section 2.03. Concerning the Trustee. The Trustee assumes no duties, responsibilities or liabilities by reason of this Twelfth Supplemental Indenture other than as set forth in the Indenture and, in carrying out its responsibilities hereunder, shall have all of the rights, protections and immunities which it possesses under the Indenture. The Trustee makes no representations as to the validity or sufficiency of this Twelfth Supplemental Indenture. The recitals herein are deemed to be those of the Issuer and not of the Trustee.

Section 2.04. Governing Law. This Twelfth Supplemental Indenture, the Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York.

Section 2.05. Separability. In case any provision in this Twelfth Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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Section 2.06. Counterparts. This Twelfth Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, this Twelfth Supplemental Indenture has been duly executed by the Issuer and the Trustee as of the day and year first written above.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Mark C. McGivney
Name: Mark C. McGivney
Title: Chief Financial Officer

Attest:

By:	/s/ Katherine J. Brennan
	Name:	Katherine J. Brennan
	Title:	Deputy General Counsel, Chief Compliance Officer & Corporate Secretary

[Signature Page to the Twelfth Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Laurence J. O’Brien
Name: Laurence J. O’Brien
Title: Vice President

[Signature Page to the Twelfth Supplemental Indenture]

Exhibit A

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V. (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.11 OF THE BASE INDENTURE, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY EUROCLEAR/CLEARSTREAM TO A NOMINEE OF EUROCLEAR/CLEARSTREAM OR BY A NOMINEE OF EUROCLEAR/CLEARSTREAM TO EUROCLEAR/CLEARSTREAM OR ANOTHER NOMINEE OF EUROCLEAR/CLEARSTREAM OR BY EUROCLEAR/CLEARSTREAM OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Certificate No. 1	€550,000,000

CUSIP No. 571748 BL5

ISIN No. XS1963836892

Common Code 196383689

MARSH & McLENNAN COMPANIES, INC.

1.349% Senior Notes due 2026

MARSH & McLENNAN COMPANIES, INC., a Delaware corporation (the “Issuer”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED, as nominee of Euroclear Bank, S.A./N.V. (“Euroclear”) and Clearstream Banking, S.A. (“Clearstream”), or their registered assigns, the principal sum of FIVE HUNDRED FIFTY MILLION EUROS (€550,000,000) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on September 21, 2026 and to pay interest on said principal sum from March 21, 2019 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for annually on September 21 of each year commencing September 21, 2019 at the rate of 1.349% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or March 21, 2019, if no interest has been paid on the Notes), to, but excluding, the next scheduled interest payment date. This payment convention is referred to as Actual/Actual (ICMA) as defined in the rulebook of the International Capital Market Association. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment which shall be the September 6 preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date, and may be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of (and premium, if any) and the interest on this Note shall be made at the office or agency of the Issuer maintained for that purpose in the City of London, State of New York or at the office or agency of the Paying Agent maintained for that purpose in the City of London, initially at One Canada Square, London E14 5AL; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the registered holder at such address as shall appear in the Security Register.

All payments of interest, premium (if any), and principal, including payments made upon any redemption or repurchase of this Note, will be made in Euro, provided that if the euro is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond the Issuer’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. dollars until the euro is again available to the Issuer or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the Board of Governors of the Federal Reserve System as of the close of business on the second Business Day prior to the relevant payment date or, if the Board of Governors of the Federal Reserve System has not announced a rate of conversion, on the basis of the most recent U.S. dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined by the Issuer in its sole discretion on the basis of the most recently available market exchange rate for the euro. Any payment in respect of the Notes so made in U.S. dollars will not constitute an Event of Default (as defined in the Indenture). Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

The indebtedness evidenced by this Note is, to the extent provided in the Indenture, senior and unsecured and will rank in right of payment on parity with all other senior unsecured obligations of the Issuer.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid until the Certificate of Authentication hereon shall have been signed manually by or on behalf of the Trustee.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be executed.

Dated: March 21, 2019

MARSH & McLENNAN COMPANIES, INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series of Notes described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By _____________________________
Authorized Signatory

Dated: __________________________

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Note of Marsh & McLennan Companies, Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Note on the books of the within-named Issuer with full power of substitution in the premises.

Dated:

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

MARSH & McLENNAN COMPANIES, INC.

1.349% Senior Notes due 2026

The initial aggregate principal amount of this Global Security is €550,000,000. The following increases or decreases in this Global Security have been made:

No: _____

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

MARSH & McLENNAN COMPANIES, INC.

1.349% Senior Notes due 2026

This Note is one of a duly authorized series of Securities (referred to in the Base Indenture (hereafter defined)), of the Issuer (herein sometimes referred to as the “Notes”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Base Indenture”), dated as of July 15, 2011 between the Issuer and The Bank of New York Mellon, as Trustee (the “Trustee”), as supplemented in the case of the Notes by the Twelfth Supplemental Indenture, dated as of March 21, 2019, between the Issuer and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Notes. This series of Notes is initially limited in aggregate principal amount as specified in said Twelfth Supplemental Indenture. This series of Notes and any Additional Notes of this series shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions. The terms and conditions of this series of Notes and any Additional Notes of this series (other than the issue price, the date of issuance, the payment of interest accruing prior to the issue date of the Additional Notes and the first payment of interest following such issue date) shall be the same and shall bear the same CUSIP number, ISIN number and Common Code.

The Notes are not subject to any sinking fund.

The Notes may be redeemed in whole at any time or in part from time to time, at the option of the Issuer. The redemption price (the “Redemption Price”) of the Notes to be redeemed shall be calculated as follows, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to but excluding the redemption date:

(A) If the redemption date is prior to June 21, 2026, the Notes to be redeemed may be redeemed by the Issuer at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed that would be due if the Notes matured on June 21, 2026 (exclusive of interest accrued to the date of redemption), discounted to the redemption date on an annual basis (Actual/Actual (ICMA)) at the Comparable Government Bond Rate (as defined below) plus 25 basis points.

(B) If the redemption date is on or after June 21, 2026, the Notes to be redeemed may be redeemed by the Issuer at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed.

(C) Calculation of the Redemption Price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer shall designate.

In case the Issuer shall desire to exercise such right to redeem all or, as the case may be, a portion of the Notes, the Issuer shall, or shall cause the Trustee to, give notice of such redemption to holders of the Notes to be redeemed by transmitting a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption to such holders. Any notice that is delivered in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Note designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Note.

Each such notice of redemption shall specify the amount of Notes to be redeemed, the date fixed for redemption and the applicable Redemption Price at which the Notes to be redeemed are to be redeemed, and shall state the place or places where payment will be made upon presentation and surrender of such Notes, and shall state that interest accrued to the date fixed for redemption will be paid as specified in said notice and, that from and after said date interest will cease to accrue; except that interest shall continue to accrue on any such Note or portion thereof with respect to which the Issuer defaults in the payment of such Redemption Price and accrued interest. If less than all of the Notes are to be redeemed, the notice to the holders of the Notes to be redeemed in whole or in part shall specify the particular Notes to be redeemed. In case any Note is to be redeemed in part only, the notice that relates to such Note shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such security, a new Note in principal amount equal to the unredeemed portion thereof will be issued.

If the Trustee is to provide notice to the holders of the Notes as described herein, for a partial or full redemption, the Issuer shall give the Trustee at least 45 days’ notice in advance of the date fixed for redemption as to the aggregate principal amount of Notes to be redeemed, and thereupon, in the case of a partial redemption, the Notes, or portions of the Notes, to be redeemed will be selected in accordance with the standard procedures of Clearstream or Euroclear. If the Notes to be redeemed are not global notes then held by Clearstream or Euroclear, the Trustee will select the Notes to be redeemed by lot. Notwithstanding the foregoing, if less than all of the Notes are to be redeemed, no Notes of a principal amount of €100,000 or less shall be redeemed in part.

The Issuer may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its President or any Vice President, instruct the Trustee or any paying agent to call all or any part of the Notes for redemption and to give notice of redemption in the manner set forth in this Note, such notice to be in the name of the Issuer or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Issuer shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice that may be required under the provisions stated herein.

Subject to Section 2.11 of the Base Indenture, the Issuer shall not be required (i) to issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the day of the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (ii) to register the transfer of or exchange any Notes so selected for redemption in whole or in part, except the unredeemed portion of any such Notes being redeemed in part.

If the giving of notice of redemption shall have been completed as above provided, the Notes or portions of the Notes to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable Redemption Price, and interest on such Notes shall cease to accrue on and after the date fixed for redemption, unless the Issuer shall default in the payment of such Redemption Price and accrued interest.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of the Independent Investment Banker, a German government bund whose maturity is closest to June 21, 2026, or if such Independent Investment Banker in its discretion determines that such similar bund is not in issue, such other German government bund as such Independent Investment Banker may, with the advice of three brokers of, and/or market makers in, German government bunds selected by the Issuer, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Notes to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by the Independent Investment Banker.

“Independent Investment Banker” means one of the Reference Bond Dealers appointed by the Issuer.

“Reference Bond Dealer” means (i) each of Goldman Sachs & Co. LLC, Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, HSBC Bank plc and Merrill Lynch International (or their respective affiliates that are Primary Bond Dealers), and their respective successors and (ii) any other broker of, and/or market maker in, German government bonds (a “Primary Bond Dealer”) selected by the Issuer.

If (A) the Issuer’s pending acquisition of Jardine Lloyd Thomson Group plc (the “Acquisition”) is not completed by the parties to that certain Cooperation Agreement, dated as of September 18, 2018, by and among the Issuer, MMC Treasury Holdings (UK) Limited, a wholly-owned subsidiary of the Issuer, and Jardine Lloyd Thomson Group plc (the “Cooperation Agreement”) on or prior to December 31, 2019, (B) the Cooperation Agreement is terminated or (C) the Issuer notifies the Trustee that it will not pursue the consummation of the Acquisition (each, a “Special Mandatory Redemption Event”), then the Issuer shall redeem all of the Notes on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to but not including the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

Upon the occurrence of a Special Mandatory Redemption Event, promptly, but in no event more than five (5) Business Days, following such Special Mandatory Redemption Event, the Issuer shall deliver notice to the Trustee of such special mandatory redemption and the date upon which the Notes will be redeemed, which shall be no later than the third (3rd) Business Day following the date of such notice (the “Special Mandatory Redemption Date”), and a notice to registered holders of the Notes that the Notes shall be redeemed and specifying the Special Mandatory Redemption Date and such other information as required, to the extent applicable, by the Base Indenture (the “Special Mandatory Redemption Notice”), which shall be delivered in the name and at the expense of the Issuer. The Trustee shall promptly mail or electronically deliver the Special Mandatory Redemption Notice, according to the procedures of Clearstream and Euroclear, to each registered holder of Notes at such holder’s registered address.

If funds sufficient to pay the Special Mandatory Redemption Price of all of the Notes to be redeemed on the Special Mandatory Redemption Date are deposited with a Paying Agent or the Trustee on or before such Special Mandatory Redemption Date, then on and after such Special Mandatory Redemption Date, the Notes shall cease to bear interest and, other than the right to receive the Special Mandatory Redemption Price, all rights under the Notes shall terminate.

The Issuer shall have the right to redeem the Notes at any time in whole, but not in part, on at least 30 days, but no more than 60 days prior notice, at a redemption price equal to 100% of the principal amount of the Notes, together with accrued and unpaid interest, if any, to, but excluding, the redemption date if, as a result of any change in, or amendment to, the laws, regulations or rulings of the United States (or any political subdivision or taxing authority thereof or therein having power to tax), or any change in official position regarding the application or interpretation of those laws, regulations or rulings (including a holding by a court of competent jurisdiction), which change, amendment, application or interpretation is announced or becomes effective on or after March 14, 2019, the Issuer becomes or, based upon a written opinion of independent counsel selected by the Issuer, will become obligated to pay additional amounts as described in Section 1.01(h) of the Twelfth Supplemental Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Base Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) extend the fixed maturity of any Securities, including the Notes, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class), to waive any past default in the performance of any of the covenants contained in the Base Indenture, or established pursuant to the Base Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any Securities, including the Notes, in which case, each such affected series voting as a separate class. Any such consent or waiver by the registered holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

The Issuer is subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Notes. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Issuer’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of any obligations to monitor the Issuer’s timely delivery of all reports and certificates required under Section 5.03 of the Base Indenture and to fulfill its obligations under Article VII of the Indenture. If an Event of Default as defined in the Indenture with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or Trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the holders of not less than 25% in principal amount of the Outstanding Notes (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Base Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Base Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity and the Trustee shall not have received from the holders of a majority in principal amount of the Notes at the time Outstanding (voting as provided in Section 6.04(b) of the Base Indenture) a direction inconsistent with such request. The foregoing shall not apply to any suit instituted by the holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered holder hereof on the Security Register of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the City of London or the Borough of

Manhattan, the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer or the Trustee duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Issuer nor the Trustee nor any paying agent nor any Note Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Issuer or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes so issued are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE NOTES INCLUDING THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused “CUSIP” numbers to be printed on the Notes as a convenience to the holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

Exhibit B

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V. (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE AND THE TERMS OF THE SECURITIES AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.11 OF THE BASE INDENTURE, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY EUROCLEAR/CLEARSTREAM TO A NOMINEE OF EUROCLEAR/CLEARSTREAM OR BY A NOMINEE OF EUROCLEAR/CLEARSTREAM TO EUROCLEAR/CLEARSTREAM OR ANOTHER NOMINEE OF EUROCLEAR/CLEARSTREAM OR BY EUROCLEAR/CLEARSTREAM OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Certificate No. 1	€550,000,000
CUSIP No. 571748 BM3
ISIN No. XS1963837197
Common Code 196383719

MARSH & McLENNAN COMPANIES, INC.

1.979% Senior Notes due 2030

MARSH & McLENNAN COMPANIES, INC., a Delaware corporation (the “Issuer”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to THE BANK OF NEW YORK DEPOSITARY (NOMINEES) LIMITED, as nominee of Euroclear Bank, S.A./N.V. (“Euroclear”) and Clearstream Banking, S.A. (“Clearstream”), or their registered assigns, the principal sum of FIVE HUNDRED FIFTY MILLION EUROS (€550,000,000) (which aggregate principal amount may from time to time be increased or decreased to such other aggregate principal amounts by adjustments made on the Schedule of Increases or Decreases in Global Security attached hereto) on March 21, 2030 and to pay interest on said principal sum from March 21, 2019 or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for annually on March 21 of each year commencing March 21, 2020 at the rate of 1.979% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The amount of interest payable on any Interest Payment Date shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or March 21, 2019, if no interest has been paid on the Notes), to, but excluding, the next scheduled interest payment date. This payment convention is referred to as Actual/Actual (ICMA) as defined in the rulebook of the International Capital Market Association. In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (hereafter defined), be paid to the person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment which shall be the March 6 preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for (as defined in the Indenture, the “Defaulted Interest”) shall forthwith cease to be payable to the registered holders on such regular record date, and may be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such Defaulted Interest, which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment or at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of (and premium, if any) and the interest on this Note shall be made at the office or agency of the Issuer maintained for that purpose in the City of London, State of New York or at the office or agency of the Paying Agent maintained for that purpose in the City of London, initially at One Canada Square, London E14 5AL; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the registered holder at such address as shall appear in the Security Register.

All payments of interest, premium (if any), and principal, including payments made upon any redemption or repurchase of this Note, will be made in Euro, provided that if the euro is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond the Issuer’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. dollars until the euro is again available to the Issuer or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the Board of Governors of the Federal Reserve System as of the close of business on the second Business Day prior to the relevant payment date or, if the Board of Governors of the Federal Reserve System has not announced a rate of conversion, on the basis of the most recent U.S. dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined by the Issuer in its sole discretion on the basis of the most recently available market exchange rate for the euro. Any payment in respect of the Notes so made in U.S. dollars will not constitute an Event of Default (as defined in the Indenture). Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

The indebtedness evidenced by this Note is, to the extent provided in the Indenture, senior and unsecured and will rank in right of payment on parity with all other senior unsecured obligations of the Issuer.

This Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid until the Certificate of Authentication hereon shall have been signed manually by or on behalf of the Trustee.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be executed.

Dated: March 21, 2019

MARSH & McLENNAN COMPANIES, INC.

By:
Name:
Title:

By:
Name:
Title:

Attest:

By:
Name:
Title:

[Signature Page to Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series of Notes described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By _____________________________
Authorized Signatory

Dated: __________________________

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

(Insert Social Security number or other identifying number of assignee)

(Please print or typewrite name and address, including zip code of assignee)

the within Note of Marsh & McLennan Companies, Inc. and hereby does irrevocably constitute and appoint

Attorney to transfer said Note on the books of the within-named Issuer with full power of substitution in the premises.

Dated:

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

MARSH & McLENNAN COMPANIES, INC.

1.979% Senior Notes due 2030

The initial aggregate principal amount of this Global Security is €550,000,000. The following increases or decreases in this Global Security have been made:

No: _____

Date	Principal Amount of this Global Security	Notation Explaining Principal Amount Recorded	Signature of authorized officer of Trustee or Depositary

MARSH & McLENNAN COMPANIES, INC.

1.979% Senior Notes due 2030

This Note is one of a duly authorized series of Securities (referred to in the Base Indenture (hereafter defined)), of the Issuer (herein sometimes referred to as the “Notes”), all such Securities issued or to be issued in one or more series under and pursuant to an indenture (the “Base Indenture”), dated as of July 15, 2011 between the Issuer and The Bank of New York Mellon, as Trustee (the “Trustee”), as supplemented in the case of the Notes by the Twelfth Supplemental Indenture, dated as of March 21, 2019, between the Issuer and the Trustee (the Base Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Notes. This series of Notes is initially limited in aggregate principal amount as specified in said Twelfth Supplemental Indenture. This series of Notes and any Additional Notes of this series shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions. The terms and conditions of this series of Notes and any Additional Notes of this series (other than the issue price, the date of issuance, the payment of interest accruing prior to the issue date of the Additional Notes and the first payment of interest following such issue date) shall be the same and shall bear the same CUSIP number, ISIN number and Common Code.

The Notes are not subject to any sinking fund.

The Notes may be redeemed in whole at any time or in part from time to time, at the option of the Issuer. The redemption price (the “Redemption Price”) of the Notes to be redeemed shall be calculated as follows, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to but excluding the redemption date:

(A) If the redemption date is prior to December 21, 2029, the Notes to be redeemed may be redeemed by the Issuer at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum, as determined by an Independent Investment Banker, of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed that would be due if the Notes matured on December 21, 2029 (exclusive of interest accrued to the date of redemption), discounted to the redemption date on an annual basis (Actual/Actual (ICMA)) at the Comparable Government Bond Rate (as defined below) plus 30 basis points.

(B) If the redemption date is on or after December 21, 2029, the Notes to be redeemed may be redeemed by the Issuer at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed.

(C) Calculation of the Redemption Price will be made by the Issuer or on the Issuer’s behalf by such person as the Issuer shall designate.

In case the Issuer shall desire to exercise such right to redeem all or, as the case may be, a portion of the Notes, the Issuer shall, or shall cause the Trustee to, give notice of such redemption to holders of the Notes to be redeemed by transmitting a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption to such holders. Any notice that is delivered in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder received the notice. In any case, failure duly to give such notice to the holder of any Note designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Note.

Each such notice of redemption shall specify the amount of Notes to be redeemed, the date fixed for redemption and the applicable Redemption Price at which the Notes to be redeemed are to be redeemed, and shall state the place or places where payment will be made upon presentation and surrender of such Notes, and shall state that interest accrued to the date fixed for redemption will be paid as specified in said notice and, that from and after said date interest will cease to accrue; except that interest shall continue to accrue on any such Note or portion thereof with respect to which the Issuer defaults in the payment of such Redemption Price and accrued interest. If less than all of the Notes are to be redeemed, the notice to the holders of the Notes to be redeemed in whole or in part shall specify the particular Notes to be redeemed. In case any Note is to be redeemed in part only, the notice that relates to such Note shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such security, a new Note in principal amount equal to the unredeemed portion thereof will be issued.

If the Trustee is to provide notice to the holders of the Notes as described herein, for a partial or full redemption, the Issuer shall give the Trustee at least 45 days’ notice in advance of the date fixed for redemption as to the aggregate principal amount of Notes to be redeemed, and thereupon, in the case of a partial redemption, the Notes, or portions of the Notes, to be redeemed will be selected in accordance with the standard procedures of Clearstream or Euroclear. If the Notes to be redeemed are not global notes then held by Clearstream or Euroclear, the Trustee will select the Notes to be redeemed by lot. Notwithstanding the foregoing, if less than all of the Notes are to be redeemed, no Notes of a principal amount of €100,000 or less shall be redeemed in part.

The Issuer may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its President or any Vice President, instruct the Trustee or any paying agent to call all or any part of the Notes for redemption and to give notice of redemption in the manner set forth in this Note, such notice to be in the name of the Issuer or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Issuer shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice that may be required under the provisions stated herein.

Subject to Section 2.11 of the Base Indenture, the Issuer shall not be required (i) to issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the day of the delivery of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such delivery, or (ii) to register the transfer of or exchange any Notes so selected for redemption in whole or in part, except the unredeemed portion of any such Notes being redeemed in part.

If the giving of notice of redemption shall have been completed as above provided, the Notes or portions of the Notes to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable Redemption Price, and interest on such Notes shall cease to accrue on and after the date fixed for redemption, unless the Issuer shall default in the payment of such Redemption Price and accrued interest.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of the Independent Investment Banker, a German government bund whose maturity is closest to December 21, 2029, or if such Independent Investment Banker in its discretion determines that such similar bund is not in issue, such other German government bund as such Independent Investment Banker may, with the advice of three brokers of, and/or market makers in, German government bunds selected by the Issuer, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Notes to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by the Independent Investment Banker.

“Independent Investment Banker” means one of the Reference Bond Dealers appointed by the Issuer.

“Reference Bond Dealer” means (i) each of Goldman Sachs & Co. LLC, Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, HSBC Bank plc and Merrill Lynch International (or their respective affiliates that are Primary Bond Dealers), and their respective successors and (ii) any other broker of, and/or market maker in, German government bonds (a “Primary Bond Dealer”) selected by the Issuer.

If (A) the Issuer’s pending acquisition of Jardine Lloyd Thomson Group plc (the “Acquisition”) is not completed by the parties to that certain Cooperation Agreement, dated as of September 18, 2018, by and among the Issuer, MMC Treasury Holdings (UK) Limited, a wholly-owned subsidiary of the Issuer, and Jardine Lloyd Thomson Group plc (the “Cooperation Agreement”) on or prior to December 31, 2019, (B) the Cooperation Agreement is terminated or (C) the Issuer notifies the Trustee that it will not pursue the consummation of the Acquisition (each, a “Special Mandatory Redemption Event”), then the Issuer shall redeem all of the Notes on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest from and including the date of initial issuance, or the most recent date to which interest has been paid, whichever is later, to but not including the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

Upon the occurrence of a Special Mandatory Redemption Event, promptly, but in no event more than five (5) Business Days, following such Special Mandatory Redemption Event, the Issuer shall deliver notice to the Trustee of such special mandatory redemption and the date upon which the Notes will be redeemed, which shall be no later than the third (3rd) Business Day following the date of such notice (the “Special Mandatory Redemption Date”), and a notice to registered holders of the Notes that the Notes shall be redeemed and specifying the Special Mandatory Redemption Date and such other information as required, to the extent applicable, by the Base Indenture (the “Special Mandatory Redemption Notice”), which shall be delivered in the name and at the expense of the Issuer. The Trustee shall promptly mail or electronically deliver the Special Mandatory Redemption Notice, according to the procedures of Clearstream and Euroclear, to each registered holder of Notes at such holder’s registered address.

If funds sufficient to pay the Special Mandatory Redemption Price of all of the Notes to be redeemed on the Special Mandatory Redemption Date are deposited with a Paying Agent or the Trustee on or before such Special Mandatory Redemption Date, then on and after such Special Mandatory Redemption Date, the Notes shall cease to bear interest and, other than the right to receive the Special Mandatory Redemption Price, all rights under the Notes shall terminate.

The Issuer shall have the right to redeem the Notes at any time in whole, but not in part, on at least 30 days, but no more than 60 days prior notice, at a redemption price equal to 100% of the principal amount of the Notes, together with accrued and unpaid interest, if any, to, but excluding, the redemption date if, as a result of any change in, or amendment to, the laws, regulations or rulings of the United States (or any political subdivision or taxing authority thereof or therein having power to tax), or any change in official position regarding the application or interpretation of those laws, regulations or rulings (including a holding by a court of competent jurisdiction), which change, amendment, application or interpretation is announced or becomes effective on or after March 14, 2019, the Issuer becomes or, based upon a written opinion of independent counsel selected by the Issuer, will become obligated to pay additional amounts as described in Section 1.01(h) of the Twelfth Supplemental Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities of all of the series at the time Outstanding affected thereby (all such series voting together as a single class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Base Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby (i) extend the fixed maturity of any Securities, including the Notes, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected thereby (all such series voting together as a single class), to waive any past default in the performance of any of the covenants contained in the Base Indenture, or established pursuant to the Base Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any Securities, including the Notes, in which case, each such affected series voting as a separate class. Any such consent or waiver by the registered holder of this Note (unless revoked as provided in the Base Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

The Issuer is subject to certain covenants contained in the Indenture with respect to, and for the benefit of the holders of, the Notes. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Issuer’s compliance with the covenants contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of any obligations to monitor the Issuer’s timely delivery of all reports and certificates required under Section 5.03 of the Base Indenture and to fulfill its obligations under Article VII of the Indenture. If an Event of Default as defined in the Indenture with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or Trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the holders of not less than 25% in principal amount of the Outstanding Notes (in the case of an Event of Default described in clauses (a)(i) or (a)(ii) of Section 6.01 of the Base Indenture, each such series voting as a separate class, and in the case of an Event of Default described in clauses (a)(iii), (a)(iv), (a)(v) or (a)(vi) of Section 6.01 of the Base Indenture, all affected series voting together as a single class) shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity and the Trustee shall not have received from the holders of a majority in principal amount of the Notes at the time Outstanding (voting as provided in Section 6.04(b) of the Base Indenture) a direction inconsistent with such request. The foregoing shall not apply to any suit instituted by the holder of this Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered holder hereof on the Security Register of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the City of London or the Borough of

Manhattan, the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer or the Trustee duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Note, the Issuer, the Trustee, any paying agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Issuer nor the Trustee nor any paying agent nor any Note Registrar shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Issuer or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

The Notes are issuable only in registered form without coupons in authorized denominations. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes so issued are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE NOTES INCLUDING THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused “CUSIP” numbers to be printed on the Notes as a convenience to the holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.